As filed with the Securities and Exchange Commission on February 7, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22727

Cushing MLP Infrastructure Fund
(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440 Dallas, TX 75225
(Address of principal executive offices) (Zip code)

Jerry V. Swank
8117 Preston Road, Suite 440 Dallas, TX 75225
(Name and address of agent for service)

214-692-6334
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2013

Item 1. Reports to Stockholders.

THE CUSHING® MLP INFRASTRUCTURE FUND

ANNUAL REPORT

NOVEMBER 30, 2013

The Cushing® MLP Infrastructure Fund

TABLE OF CONTENTS

Unitholder Letter	1

Allocation of Portfolio Assets	5

Schedule of Investments	6

Statement of Assets and Liabilities	8

Statement of Operations	9

Statement of Changes in Net Assets	10

Statement of Cash Flows	11

Financial Highlights	12

Notes to Financial Statements	13

Report of the Independent Registered Public Accounting Firm	17

Trustees and Executive Officers	18

Additional Information	20

The Cushing® MLP Infrastructure Fund
UNITHOLDER LETTER

Dear Fellow Unitholder,

The Cushing® MLP Infrastructure Fund (the “Fund”) ended its fiscal year with positive performance. For the twelve month period ended November 30, 2013, the Fund delivered a 33.60% total return, versus a total return of 30.3% for the S&P 500 Index (Total Return).

In particular, the Fund benefited from overweight positions in the Natural Gas Gatherers and Processors, Crude Oil and Refined Products and General Partners (GP) subsectors.  For the Natural Gas Gatherers and Processors segment, we seek to own master limited partnerships (MLPs) that have some or all of the following characteristics: a strong management team, good assets with a competitive position in a key market or an emerging basin, predominantly fixed fee contracts, and visible growth through organic projects and/or “drop-down” acquisitions.  We believe the benefits of these traits more than offset the near-term headwinds from a currently challenging natural gas liquid (NGL) pricing environment.

MLPs exposed to the build-out of crude oil infrastructure continued to benefit from the U.S. energy “Renaissance”.  U.S. onshore crude oil production was significant for the period, which we believe not only supported continued volume growth for crude-levered MLPs, but also provided a wealth of infrastructure investment opportunities in order to satisfy producers’ needs to get their product to market.

The Fund owned a number of GPs.  While historically lower yielding, GPs are leveraged to the growth of the underlying MLP and can possess considerable option value.  Over the past couple of years, several GP equities have benefited from merger and acquisition (M&A) activity and restructurings.

Overall, we seek to strike an appropriate balance of investing the Fund’s assets in historically stable, higher yielding MLPs with lower yielding, higher growth potential MLPs. Additionally, we generally seek to avoid outsized positions in any single name and prefer equities with good trading liquidity.

Solid MLP fundamentals contributed positive performance across the board as measured by the subsector averages. However, company/subsector specific issues and heightened investor scrutiny led to increased return dispersions within each subsector, as illustrated by the chart below which, we believe, continues to underscore the importance of stock selection in the current MLP environment.

  Fiscal Year Dispersion of Stock Performance By and Within Subsectors

1)	Depicts average, highest and lowest price return of constituents for each subsector for the period from December 1, 2012 through November 30, 2013.
2)	Represents price performance only, does not include effect of distributions.
3)	Source: Bloomberg. Based on universe of all publicly traded MLPs.

Industry Overview and Themes

Recent key themes that impacted MLPs during the period included: GP restructurings, “MLP-ification” (assets moving into MLP structures), large-scale liquefied natural gas (LNG) export project developments, natural gas pipeline conversion projects, liquefied petroleum gas (LPG) export capacity expansions, and M&A announcements (including MLP consolidation).  We want to stress that while the midstream industry has continued to evolve in a dramatic fashion, what has remained the same is that shifting dynamics create both challenges and opportunities for individual MLPs (which we refer to as the “haves” and the “have-nots”).

The Fund remained overweight in the GP subsector, as these entities continued to grow at above-average distribution rates and took steps to unlock shareholder value.  For example, Energy Transfer Equity, LP (NYSE: ETE) continued its “simplification” process to a more pure-play GP with 1) the close of the sale of a local distribution company (LDC) business and 2) the purchase of an interest in the GP cash flows of Sunoco Logistics Partners, LP (NYSE: SXL) in exchange for units of Energy Transfer Partners, LP (NYSE: ETP) previously held at ETE.

Larger C-corp. energy companies continue to validate the MLP structure as the preferred way to own midstream assets as well as a means to unlock the GP value potential for shareholders, as reflected in completed and near-term announced offerings by Western Refining Logistics LP (NYSE: WNRL), Devon Midstream Partners LP (NASDAQ: DVNM), QEP Midstream Partners LP (NYSE: QEPM), Valero Energy Partners LP (NYSE: VLP), and Arc Logistics Partners LP (NYSE: ARCX).  Additionally, there were numerous announcements by other energy companies, such as Dominion Resources Inc. (NYSE: D), to either form or explore the formation of MLPs.

New shale resource development has positioned the U.S. as a growing exporter of LPG, and new LPG export projects continue to be announced and developed at a rapid pace.  Typically, these projects are capable of handling propane and butane and are designed to provide pricing support for both.  In general, these projects are emblematic of the trend to focus more and more on demand centers located in areas such as the Gulf Coast, where our nation’s growing supplies can better access global markets.

Large-scale projects to export LNG have received key approvals from the U.S. Department of Energy (DOE).  In a recent report1, Bentek Energy forecasted 5.7 billion cubic feet per day (bcf/d) of supply from the four proposed LNG export terminals in the U.S. Southeast by 2023 from 0 bcf/d today.  For example, ETP/ETE announced that the DOE granted authorization for the Lake Charles, LA facility owned by ETP/ETE to export LNG to non-free trade agreement (FTA) countries.  With a planned in-service date of 2019, ETP/ETE estimate the capital expenditures for this project to exceed $10 billion.

Many midstream natural gas businesses have been addressing the rapidly changing dynamics of crude oil and natural gas supply/demand by converting legacy natural gas pipelines to other product services (like crude oil or NGLs), finding new outlets for their gas such as various growing power and industrial markets (e.g. Mexico and the U.S. Gulf Coast and Southeast), or other optimization strategies such as backhaul service (particularly heading away from the Marcellus/Utica).

MLPs have remained active with mergers and acquisitions.  Due to intense competition, purchase multiples are generally not as attractive as those for organic projects; however, acquisitions can be a way for an MLP to establish or grow a foothold in a new region.  Additionally, the trend of MLP consolidation, while gradual, has continued, and we see other distressed, higher yielding MLPs as potential targets.  Importantly, all of this supports our theme of owning GPs—in the case of  the  Regency Energy Partners, LP  (NYSE: RGP) acquisition of  PVR Partners, LP  (NYSE: PVR)  and  the Crestwood Midstream Partners, LP (NYSE: CMLP) purchase of Bakken assets, the GP benefited disproportionately (ETE and Crestwood Equity Partners, LP (NYSE: CEQP), respectively).

1 Source: Bentek Energy, “Son of a Beast – Utica Triggers Regional Role Reversal”, October, 2013.

The MLP space as a whole has benefited from strong flows of capital into MLP-focused open-end mutual funds (OEFs), exchange-traded funds (ETFs) and exchange-traded notes (ETNs), although such flows declined towards the end of the year.  Regardless, MLP-focused fund flows are something we continue to watch very closely.   As the chart below illustrates, the relationship between MLP performance and MLP-focused fund flows is hard to deny.

   Year-To-Date Alerian MLP Index (Total Return) (AMZ) Versus MLP Fund Flows

                                                                                  1)      Source: Bloomberg.

This supply of new capital has been matched reasonably well by the demand for capital from MLPs.  According to a recent report by Wells Fargo2, MLPs raised $40.5 billion in equity and $32.4 billion in debt year-to-date.  MLPs are increasingly using at-the-market offerings (ATMs), which allows companies to efficiently issue equity into the secondary market on an as/when needed basis, minimizing market  disruption and partially satisfying capital funding needs.  According to the Wells Fargo report, approximately $3.9 billion was raised through ATM programs year-to-date versus $1.5 billion raised in 2012.  Of particular note, the asset class saw the first ten-figure raise, as Williams Partners, LP (NYSE: WPZ) raised $1.2 billion in a single equity offering.  In short, the capital markets remained healthy and “wide open” for the asset class.

Closing

In summary, the MLP industry has continued to grow, mature and evolve and at a rapid pace.  As an example of how much the industry is changing, in a recent Bentek Energy article3, the author noted, “These market changes, particularly the role reversals of the U.S. Northeast and Southeast regions, will require a widespread repurposing of the nation’s pipeline grid, and will forcefully redirect gas flow patterns, gas prices and basis relationships.”  Whether it is the Marcellus/Utica in the Northeast or the Permian basin in Texas, we believe robust production growth expands and extends the cap-ex cycle further and will result in the entire infrastructure build-out being bigger and longer than we anticipated even just two years ago.  These quickly emerging themes will create opportunities and challenges for the space as a whole.

With the recent announcement by the Fed to commence quantitative easing “tapering”, equities including MLPs may experience some volatility.  The focus on tapering over the summer led to market weakness, which was particularly pronounced in “defensive” stocks and interest rate sensitive equity subsectors (such as real estate investment trusts (REITs), utilities and, to a much lesser extent, MLPs), as well as investment grade and high yield bonds.

2 Source: “MLP Monthly: December 2013.” Wells Fargo Securities Equity Research. December 5, 2013.
3 Source: Bentek Energy, “Son of a Beast – Utica Triggers Regional Role Reversal”, October, 2013.

Nonetheless, we remain focused on the favorable long-term fundamental attributes of MLPs and the potential for attractive total returns based on current yield and expected distribution growth.  We at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support, and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank
Chairman and Chief Executive Officer

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy.   Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results.  An investment in the Fund involves risks.  The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management,  limited  voting  rights,  potential  dependence  on  parent  companies  or  sponsors  for  revenues  to  satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

This performance update, which has been furnished on a confidential basis to the recipient, does not constitute an offer of any security, which may be made only by means of a private placement memorandum which contains a description of material terms and risks.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Infrastructure Fund
ALLOCATION OF PORTFOLIO ASSETS (1)
November 30, 2013
(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
*	Master Limited Partnerships and Related Companies

The Cushing® MLP Infrastructure Fund
SCHEDULE OF INVESTMENTS

	November 30, 2013

	Shares	Fair Value
Master Limited Partnerships and Related Companies - 97.2% (1)
Crude Oil & Refined Products - 27.6% (1)
United States - 27.6% (1)
Buckeye Partners, L.P.	14,425	$982,198
Genesis Energy, L.P.	24,400	1,265,872
MPLX, L.P.	28,400	1,080,904
NuStar Energy L.P.	10,400	554,840
Phillips 66 Partners, L.P.	28,000	922,320
Rose Rock Midstream, L.P.	21,044	754,848
Sunoco Logistics Partners, L.P.	19,250	1,362,515
Tesoro Logistics, L.P.	15,875	813,594
		7,737,091
General Partnerships - 3.3% (1)
United States - 3.3% (1)
Alliance Holdings GP, L.P.	16,600	908,850

Large Cap Diversified - 36.3% (1)
United States - 36.3% (1)
Enbridge Energy Partners, L.P.	17,700	532,593
Energy Transfer Equity, L.P.	20,325	1,519,700
Energy Transfer Partners, L.P.	25,625	1,387,850
Enterprise Products Partners, L.P.	21,350	1,344,410
Kinder Morgan Energy Partners, L.P.	15,325	1,256,190
Kinder Morgan Management, LLC (2)(3)	-	12
Magellan Midstream Partners, L.P.	22,200	1,379,508
ONEOK Partners, L.P.	9,700	519,532
Plains All American Pipeline, L.P.	25,925	1,336,952
Williams Partners, L.P.	17,175	882,623
		10,159,370
Natural Gas Gatherers & Processors - 22.7% (1)
United States - 22.7% (1)
Access Midstream Partners, L.P.	31,225	1,753,908
Crosstex Energy, L.P.	32,450	864,468
DCP Midstream Partners, L.P.	8,675	417,962
MarkWest Energy Partners, L.P.	13,368	923,328
Targa Resources Partners, L.P.	22,200	1,133,310
Western Gas Partners, L.P.	19,884	1,266,213
		6,359,189
Natural Gas Transportation & Storage - 7.3% (1)
United States - 7.3% (1)
EQT Midstream Partners, L.P.	26,600	1,462,734
Spectra Energy Partners, L.P.	12,900	579,984
		2,042,718

Total Master Limited Partnerships and Related Companies (Cost $20,981,663)		$27,207,218

The Cushing® MLP Infrastructure Fund
SCHEDULE OF INVESTMENTS (Continued)

	November 30, 2013

	Shares	Fair Value
Short-Term Investments - Investment Companies - 3.2% (1)
United States - 3.2% (1)
AIM Short-Term Treasury Portfolio Fund - Institutional Class, 0.02% (4)	181,119	$181,119
Fidelity Government Portfolio Fund - Institutional Class, 0.01% (4)	181,118	181,118
Fidelity Money Market Portfolio - Institutional Class, 0.05% (4)	181,118	181,118
First American Government Obligations Fund - Class Z, 0.01% (4)	181,118	181,118
Invesco STIC Prime Portfolio, 0.06% (4)	181,118	181,118
Total Short-Term Investments (Cost $905,591)		$905,591

Total Investments - 100.4% (1) (Cost $21,887,254)		$28,112,809
Liabilities in Excess of Other Assets - (0.4)% (1)		(106,347)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$28,006,462

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) Security distributions are paid-in-kind.
(3) Shares are less than one but greater than zero.
(4) Rate reported is the current yield as of November 30, 2013.

The Cushing® MLP Infrastructure Fund
STATEMENT OF ASSETS & LIABILITIES

November 30, 2013
Assets
Investments at fair value (cost $21,887,254)	$28,112,809
Other assets	22,078
Total assets	28,134,887

Liabilities
Payable to Adviser, net of waiver	14,838
Accrued expenses	83,587
Other payables	30,000
Total liabilities	128,425
Net assets	$28,006,462

Net Assets Consisting of
Additional paid-in capital	$17,298,614
Accumulated net investment income	2,046,659
Accumulated realized gain	2,435,634
Net unrealized appreciation on investments	6,225,555
Net assets	$28,006,462

Net Asset Value, 30,198.34 units outstanding	$927.42

The Cushing® MLP Infrastructure Fund
STATEMENT OF OPERATIONS

Year Ended November 30, 2013
Investment Income
Distribution income	$1,198,425
Interest income	143
Total Investment Income	1,198,568

Expenses
Advisory fees	246,502
Professional fees	105,333
Administrator fees	60,776
Fund accounting fees	31,062
Custodian fees and expenses	7,870
Registration fees	6,135
Reports to unitholders	6,072
Transfer agent fees	5,683
Trustees' fees	3,000
Other expenses	13,414
Total Expenses	485,847
Less: expense reimbursement by Adviser	(107,752)
Net Expenses	378,095
Net Investment Income	820,473

Realized and Unrealized Gain on Investments
Net realized gain on investments	1,896,691
Net change in unrealized appreciation of investments	4,362,963
Net Realized and Unrealized Gain on Investments	6,259,654
Increase in Net Assets Resulting from Operations	$7,080,127

The Cushing® MLP Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2013	Year Ended November 30, 2012

Operations
Net investment income	$820,473	$685,512
Net realized gain (loss) on investments	1,896,691	(21,948)
Net change in unrealized appreciation of investments	4,362,963	1,527,428
Net increase in net assets resulting from operations	7,080,127	2,190,992
Dividends and Distributions to Common Unitholders
Net investment income	-	-
Return of capital	(1,130,066)	(825,525)
Total dividends and distributions to common unitholders	(1,130,066)	(825,525)
Capital Share Transactions (Note 7)
Proceeds from unitholder subscriptions	4,244,668	5,219,022
Distribution reinvestments	648,299	693,013
Payments for redemptions	(1,948,418)	(303,433)
Net increase in net assets from capital share transactions	2,944,549	5,608,602
Total increase in net assets	8,894,610	6,974,069
Net Assets
Beginning of year	19,111,852	12,137,783
End of year	$28,006,462	$19,111,852
Accumulated net investment income at the end of the year	$2,046,659	$1,226,186

The Cushing® MLP Infrastructure Fund
STATEMENT OF CASH FLOWS

Year Ended November 30, 2013
OPERATING ACTIVITIES

Increase in Net Assets Resulting from Operations	$7,080,127
Adjustments to reconcile increase in net assets resulting from operations to net cash used in operating activities
Net realized gain on sales of investments	(1,896,691)
Net change in unrealized appreciation of investments	(4,362,963)
Purchases of investments in securities	(10,192,777)
Proceeds from sales of investments in securities	9,002,293
Purchases of short-term investments	(652,919)
Changes in operating assets and liabilities
Other assets	(1,781)
Payable to Adviser, net of waiver	(5,791)
Accrued expenses and other payables	70,512
Net cash used in operating activities	(959,990)
FINANCING ACTIVITIES
Proceeds from issuance of units, net of contributed securities	3,375,000
Payments for redemptions of units	(1,948,418)
Distributions paid	(481,767)
Net cash provided by financing activities	944,815
DECREASE IN CASH	(15,175)

CASH:
Beginning of year	15,175
End of year	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Distribution reinvestment	$648,299
Contribution of securities, at fair value	$869,668

The Cushing® MLP Infrastructure Fund
FINANCIAL HIGHLIGHTS

	Year Ended November 30, 2013		Year Ended November 30, 2012	Year Ended November 30, 2011	Period From March 1, 2010 (1) through November 30, 2010
Per Unit Data (2)
Net Asset Value, beginning of period	$723.54		$662.02	$619.78	$500.00
Income from Investment Operations:
Net investment income	28.01		28.29	29.24	17.60
Net realized and unrealized
gain on investments	214.92		69.18	43.66	102.18
Total increase from investment operations	242.93		97.47	72.90	119.78
Less Distributions:
Net investment income	-		-	-	-
Return of capital	(39.05)		(35.95)	(30.66)	-
Total distributions to common stockholders	(39.05)		(35.95)	(30.66)	-
Net Asset Value, end of period	$927.42		$723.54	$662.02	$619.78

Total Investment Return (3)	33.6%		14.7%	12.0%	24.0%	(4)
Supplemental Data and Ratios	$28,006,462		$19,111,852	$12,137,783	$4,892,232
Net assets, end of period

Ratio of expenses to average
net assets before waiver (5)	1.9%		1.8%	1.6%	7.5%

Ratio of expenses to average
net assets after waiver (5)	1.5%		1.2%	1.0%	1.0%

Ratio of net investment income (loss) to
average net assets before waiver (5)	2.8%		3.4%	4.0%	(2.2)%

Ratio of net investment income (loss) to
average net assets after waiver (5)	3.2%		4.0%	4.6%	4.3%

Portfolio turnover rate	36.69%	(4)	122.64%	129.02%	28.32%	(4)

(1) Commencement of operations.
(2) Information presented relates to a unit outstanding for the entire period.
(3) Individual returns and ratios may vary based on the timing of capital transactions.
(4) Not annualized.
(5) All income and expenses are annualized for periods less than one full year.

The Cushing® MLP Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2013

1.	Organization
The Cushing® MLP Infrastructure Fund (the "Fund"), was organized as a Delaware statutory trust pursuant to an agreement and declaration of trust dated January 15, 2010 (the “Declaration of Trust”).  The Fund’s investment objective is to seek to produce current income and capital appreciation.  The Fund commenced operations on March 1, 2010. Effective August 1, 2012, the Fund registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940.  The Fund is managed by Cushing® MLP Asset Management, LP, as amended (the “Adviser”).

2.	Significant Accounting Policies

A. Basis of Presentation
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) as detailed in the Financial Accounting Standards Board’s Accounting Standards Codification.

B. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation
The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time.  The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)           The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market markers.  Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market.

(ii)           The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees.  The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses
Security transactions are accounted for on the date the securities are purchased or sold (trade date).  Realized gains and losses are reported on a specific identified cost basis.  Interest income is recognized on an accrual basis.  Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital.  The Fund records investment income on the ex-date of the distributions.  These distributions are included in Distribution Income on the Statement of Operations.

Expenses are recorded on an accrual basis.

E.  Dividends and Distributions to Unitholders
Dividends and distributions to unitholders are recorded on the ex-dividend date.  The character of dividends and distributions to unitholders are comprised of 100 percent return of capital.

F. Federal Income Taxation
The Fund does not record a provision for U.S. federal, state, or local income taxes because the unitholders report their share of the Fund’s income or loss on their income tax returns.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states.  Generally, the Fund is subject to income tax examinations by major taxing authorities for all tax years since its inception.

In accordance with GAAP, the Fund is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authorities.  Based on its analysis, the Fund has determined that it has not incurred any liability for unrecognized tax benefits as of November 30, 2013.  The Fund does not expect that its assessment regarding unrecognized tax benefits will materially change over the next twelve months.  However, the Fund’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions, compliance with U.S. federal and U.S. state and foreign tax laws, and changes in the administrative practices and precedents of the relevant taxing authorities.

The difference between book basis and tax basis is attributable primarily to net unrealized appreciation on investments.  The tax basis of the Fund’s investments as of November 30, 2013 was $21,887,254 and net unrealized appreciation was $6,225,555 (gross unrealized appreciation $6,257,073; gross unrealized depreciation $31,518).

G. Cash Flow Information
The Fund makes distributions from investments, which include the amount received as cash distributions from MLPs and common stock dividends.  These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts, payments and contributed securities is presented in the Statement of Cash Flows.

H.  Indemnifications
Under the Fund’s organization documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.

I.  Recent Accounting Pronouncements
In December 2011, the FASB issued ASU 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011- 11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, “Balance Sheet Offsetting”. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, “Derivatives and Hedging”, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Fund’s net assets. Management has evaluated ASU 2013-01 and ASU 2011-11 and determined that there is no impact to the Fund’s financial statements.

3.	Concentrations of Risk
The Fund’s investment objective is to seek a high level of after-tax total return, with an emphasis on current distributions to common unitholders. The Fund seeks to achieve its investment objective by investing, under normal market conditions, in MLPs.

In the normal course of business, substantially all of the Fund’s securities transactions, money balances, and security positions are transacted with the Fund’s custodian, U.S. Bank, N.A.  The Fund is subject to credit risk to the extent any broker with whom it conducts business is unable to fulfill contractual obligations on its behalf.  The Adviser monitors the financial conditions of such brokers.

4.	Agreements and Related Party Transactions
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser.  Under the terms of the Agreement, the Fund pays the Adviser a management fee, calculated and payable monthly in advance, equal to 0.083% (1.0% per annum) of the net assets of the Fund determined as of the beginning of each calendar month for services and facilities provided by the Adviser to the Fund.

For the year ended November 30, 2013, the Adviser has agreed to waive a portion of its management fee and reimburse Fund expenses such that Fund operating expenses will not exceed 1.50%.  For the year ended November 30, 2013, the Adviser earned $246,502 in advisory fees and waived fees and reimbursed Fund expenses in the amount of $107,752.

The Adviser paid for $30,000 of the organizational costs on behalf of the Fund.  This is included in Other payables on the statement of assets and liabilities.

Jerry V. Swank, the founder and managing partner of the Adviser, is Chairman of the Fund’s Board of Trustees.

U.S. Bancorp Fund Services, LLC serves as the Fund’s administrator and transfer agent.  The Fund pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $100,000,000 of the Fund’s net assets, 0.04% on the next $200,000,000 of net assets and 0.04% on the balance of the Fund’s net assets, with a minimum annual fee of $45,000.

U.S. Bank, N.A. serves as the Fund’s custodian.  The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Certain unitholders are affiliated with the Fund.  The aggregate value of the affiliated unitholders’ share of net assets at November 30, 2013 is approximately $467,000.

5.	Fair Value Measurements
Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

	Fair Value Measurements at Reporting Date Using
	Fair Value at	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	November 30, 2013	(Level 1)	(Level 2)	(Level 3)
Assets Equity Securities
Master Limited Partnerships and Related Companies (a)	$27,207,218	$27,207,218	$-	$-
Total Equity Securities	27,207,218	27,207,218	-	-
Other Short-Term Investments	905,591	905,591	-	-
Total Other	905,591	905,591	-	-
Total Assets	$28,112,809	$28,112,809	$-	$-

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the year ended November 30, 2013.

During the year ended November 30, 2013, the Fund did not have any transfers between any of the levels of the fair value hierarchy.

6.	Investment Transactions
For the year ended November 30, 2013, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $10,192,777 and $9,002,293 (excluding short-term securities), respectively.

7.	Unit Transactions
Common units of beneficial interest (“Common Units”) of the Fund may be offered or sold in a private placement to persons who satisfy the suitability standards set forth in the Fund’s confidential offering memorandum.  The Fund generally offers Common Units on the first business day of each month.  As of November 30, 2013, the Fund had 30,198.34 Common Units outstanding.

The Fund generally intends to pay distributions quarterly, in such amounts as may be determined from time to time by the Fund’s Board of Trustees.  Unless a unitholder elects otherwise, distributions, if any, will be automatically reinvested in additional Common Units in the Fund.  For the year ended November 30, 2013, the Fund issued 816.13 units through its dividend reinvestment plan.

8.	Subsequent Events
The Adviser has evaluated the impact of all subsequent events on the Fund.

On January 15, 2014, the Fund issued a tender offer to repurchase up to 40% of the Fund’s outstanding units as of January 31, 2014.

On December 1, 2013, the Fund issued 123.53 units through its dividend reinvestment plan.

The Cushing® MLP Infrastructure Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Unitholders of
The Cushing MLP Infrastructure Fund

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of The Cushing® MLP Infrastructure Fund (the “Fund”) as of November 30, 2013, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, cash flows for the year then ended and financial highlights for each of the three years then ended and for the period March 1, 2010 through November 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made my management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2013 by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing® MLP Infrastructure Fund as of November 30, 2013, and the results of its operations for the year then ended, the statement of changes in net assets for each of the two years then ended, cash flows for the year then ended and financial highlights for each of the three years then ended and for the period March 1, 2010 through November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

Rothstein Kass

Dallas, Texas
January 27, 2014

The Cushing® MLP Infrastructure Fund
TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
November 30, 2013

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	7	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).
(1955)

Edward N. McMillan	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	7	None.
(1947)

Ronald P. Trout	Trustee and Chairman of the Nominating, and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	7	Dorchester Minerals LP (2008 - present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
(1939)

Interested Trustees
Jerry V. Swank	Trustee, Chairman of the Board and Chief Executive Officer	Trustee since 2010	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 - present).	7
E-T Energy Ltd. (2008 - present). (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

(1951)(2)

(1)
The “Fund Complex” includes the Fund and each other registered investment company for which the Adviser serves as investment adviser. As of the date hereof, there are seven funds, including the Fund, in the Fund Complex.

(2)	Mr. Swank is an “interested person” of the Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Investment Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees.  Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years

Daniel L. Spears	President	Officer since 2010	Partner and portfolio manager of the Adviser (2006 - present). Previously, investment banker at Banc of America Securities, LLC (1998 - 2006).
(1972)

John H. Alban	Chief Financial Officer and Treasurer	Officer since 2010
Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 - present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 - 2009); COO of Spinnerhawk Capital Management, L.P. (2005 - 2007).

(1963)

Barry Y. Greenberg	Chief Compliance Officer and Secretary	Officer since 2010
General Counsel and Chief Compliance Officer of the Adviser (2010-present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 - 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 - 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 - 1995).

(1963)

Elizabeth F. Toudouze	Executive Vice President	Officer since 2010	President, Partner and portfolio manager of the Adviser (2005 – present). Previously, ran a family office.
(1962)

John M. Musgrave	Vice President	Officer since 2013	Vice President and Senior Research Analyst of the Adviser (2007 – present). Previously an investment banker at Citigroup (2005 - 2007) and a research analyst at UBS Investment Bank (2004 – 2005).
(1982)

The Cushing® MLP Infrastructure Fund
ADDITIONAL INFORMATION (Unaudited)
November 30, 2013

Investment Policies and Parameters
The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5 which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions.  The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation
The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the year ended November 30, 2013, each Trustee agreed to waive his annual retainer until the Fund’s assets exceed $100 million. During the year ended November 30, 2013, the aggregate compensation paid by the Fund to the independent trustees was $3,000.  The Fund did not pay any special compensation to any of its trustees or officers.  The Fund continuously monitors standard industry practices and this policy is subject to change.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 653-1415 and on the SEC’s Web site at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements
This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 will be available to stockholders (i) without charge, upon request by calling the Fund toll-free at (877) 653-1415; and (ii) on the SEC’s Web site at www.sec.gov.  The Fund was not registered with the SEC until August 1, 2012, therefore proxy voting information will be made available only from this date forward.

Form N-Q
The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q.  The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s Web site at www.sec.gov from August 1, 2012 forward.  In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C.  You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy
In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities.  This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections.  We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders.  We also maintain certain other safeguards to protect your nonpublic personal information.

Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please contact investor services at investorservices@usbank.com to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant were. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/13	FYE 11/30/12
Audit Fees	12,500	12,500
Audit-Related Fees	None	None
Tax Fees	12,500	13,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Rothstein Kass applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/13	FYE 11/30/12
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/13	FYE 11/30/12
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing MLP Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Elizabeth F. Toudouze and John M. Musgrave (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years

Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer since 2007.	Managing Partner of the Investment Adviser since 2003.
Elizabeth F. Toudouze	Vice President since 2010.	Partner and portfolio manager of the Investment Adviser since 2005.
John M. Musgrave	Vice President since 2012.	Senior Vice President and Senior Research Analyst of the Investment Adviser since 2007.

(a)(2)  The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2013:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	7	$ 1,968,065,567	0	$ 0
Other pooled investment vehicles	9	$ 509,737,314	8	$ 475,634,370
Other accounts	6	$ 628,326,654	1	$ 28,446,046
Elizabeth F. Toudouze
Registered investment companies	1	$ 28,113,296	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	4	$ 218,250,381	0	$0
John M. Musgrave
Registered investment companies	1	$ 28,113,296	0	$ 0
Other pooled investment vehicles	4	$ 156,907,099	3	$ 122,804,155
Other accounts	5	$ 246,696,427	1	$ 28,446,046

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, the Affiliated Funds, in which the Cushing MLP Infrastructure Fund (the “Fund”) will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several private managed accounts. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.

Investment decisions for the Fund are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the Fund.

The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

(a)(3) As of November 30, 2013:

Compensation

Messrs. Swank, Musgrave, and Ms. Toudouze are compensated by the Investment Adviser.  Messrs. Swank and Toudouze are principals of the Investment Adviser and are compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. The partnership distributions are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, Musgrave and Ms. Toudouze, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4)  As of November 30, 2013:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager as of November 30, 2013:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jerry V. Swank	$ 100,001 - 500,000(1)

Elizabeth F. Toudouze	$50,0001 - 100,000

John M. Musgrave	None

(1) Includes Common Units owned by the Investment Adviser.  By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the Common Units held by the Investment Adviser.  Also includes Common Units owned by a family trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2013-06/30/2013	0	0	0	0
Month #2 07/01/2013-07/31/2013	0	0	0	0
Month #3 08/01/2013-08/31/2013*	0	0	0	0
Month #4 09/01/2013-09/30/2013	0	0	0	0
Month #5 10/01/2013-10/31/2013	0	0	0	0
Month #6 11/01/2013-11/30/2013*	0	0	0	0
Total
*	The Fund issued tender offers on April 15th 2013 and July 18th 2013. The tender offer enabled up to 40% to be redeemed by shareholders. The tendered shares were paid out at the June 28th 2013 and September 30th 2013 net asset value per share, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer & Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cushing MLP Infrastructure Fund

By (Signature and Title) /s/ Daniel L. Spears
                                                   Daniel L. Spears, President

Date  February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Daniel L. Spears
                                                   Daniel L. Spears, President

Date  February 7, 2014

By (Signature and Title) /s/ John H. Alban
                                                   John H. Alban, Treasurer & Chief Financial Officer

Date  February 7, 2014